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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 10, 2002

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                1-9924                52-1568099
         ---------------          -----------         -------------------
         (State or other          (Commission            (IRS Employer
         jurisdiction of         File Number)         Identification No.)
         incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

Attached hereto as Exhibit 99.01 and incorporated by reference herein is the 2002 First Quarter Financial Data Supplement of Citigroup Inc. and subsidiaries ("Citigroup"). In order to align Citigroup's public disclosure with its recently-announced organizational changes, Citigroup has revised the Company's Financial reporting format. These modifications are intended to simplify disclosure, emphasizing global products, with a further regional breakdown. As a result, all relevant disclosures contained in the 2002 First Quarter financial Data Supplement of Citigroup have been revised to reflect this new segment presentation for all periods presented.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits

          Exhibit Number              Description of Exhibit
          ______________              ______________________

              99.01                   2002 First Quarter Financial
                                      Data Supplement


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 10, 2002              CITIGROUP INC.


                                   By:/s/ William P. Hannon
                                      -------------------------------
                                   Name:    William P. Hannon
                                   Title:   Controller